                                                                    Exhibit 25_1
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER

                      THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                                   ----------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

            800 Nicollet Mall
          Minneapolis, Minnesota                                 55402
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  (Address of principal executive offices)                     (Zip Code)

                                  Robert Jones
                         U.S. Bank National Association
                            425 Walnut, ML # CNWN06CT
                              Cincinnati, OH 45202
                                 (513) 632-4427
                          (Name, address and telephone
                               number of agent for
                                    service)

                               LSI INDUSTRIES INC.
                     (Issuer with respect to the Securities)

                 Ohio                                           31-0888951
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(State or other jurisdiction of
 incorporation or organization)             (I.R.S. Employer Identification No.)

    10000 Alliance Road                                      45242
    Cincinnati,  Ohio
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(Address of Principal Executive Offices)                   (Zip Code)

                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

                a) Name and address of each examining or supervising authority to which it is subject.

                                Comptroller of the Currency

                                Washington, D.C.

                b) Whether it is authorized to exercise corporate trust powers.

                                Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                        None

Item S3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

                1.      A copy of the Articles of Association of the Trustee.*

                2. A copy of the certificate of authority of the Trustee to commence business.*

                3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

                4.      A copy of the existing bylaws of the Trustee.*

                5. A copy of each Indenture referred to in Item 4. Not applicable.

                6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

                7. Report of Condition of the Trustee as of September 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as
                        Exhibit 7.

      * Incorporated by reference to Registration Number 333-67188.

                                        2

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                                      NOTE

        The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 26th day of November, 2003.

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:    /s/ Robert T. Jones

                                               ---------------------------------
                                               Robert T. Jones
                                               Vice President

By:   /s/ Jack C. Hannah

      ------------------------
      Jack C. Hannah
      Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  November 26, 2003

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:    /s/ Robert T. Jones

                                               ---------------------------------
                                               Robert T. Jones
                                               Vice President

By:   /s/ Jack C. Hannah

      ------------------------
      Jack C. Hannah
      Assistant Vice President



                                        4

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                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION

                        STATEMENT OF FINANCIAL CONDITION

                                 AS OF 9/30/2003

                                    ($000'S)

                                                                       9/30/2003

                                                                  --------------
ASSETS

   Cash and Due From Depository Institutions                      $    9,363,408
   Federal Reserve Stock                                                       0
   Securities                                                         34,719,100
   Federal Funds                                                       2,322,794
   Loans & Lease Financing Receivables                               118,943,010
   Fixed Assets                                                        1,915,381
   Intangible Assets                                                   9,648,952
   Other Assets                                                        9,551,844
                                                                  --------------
       Total Assets                                               $  186,464,489

LIABILITIES

   Deposits                                                       $  122,910,311
   Fed Funds                                                           6,285,092
   Treasury Demand Notes                                               3,226,368
   Trading Liabilities                                                   246,528
   Other Borrowed Money                                               21,879,472
   Acceptances                                                           145,666
   Subordinated Notes and Debentures                                   6,148,678
   Other Liabilities                                                   5,383,119
                                                                  --------------
   Total Liabilities                                              $  166,225,234

EQUITY

   Minority Interest in Subsidiaries                              $    1,003,166
   Common and Preferred Stock                                             18,200
   Surplus                                                            11,676,398
   Undivided Profits                                                   7,541,491
                                                                  --------------
       Total Equity Capital                                       $   20,239,255

Total Liabilities and Equity Capital                              $  186,464,489

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Robert T. Jones

       -------------------
        Vice President

Date:  November 26, 2003

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